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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 19, 2001
                                                 -------------------------------


                         ARCHER-DANIELS-MIDLAND COMPANY
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             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-44                  41-0129150
------------------------------  ------------------------  ----------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)





      4666 FARIES PARKWAY, BOX 1470
            DECATUR, ILLINOIS                                  62525
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 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  217-424-5200
                                                   -----------------------------



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Item 5. Other Events.

        On January 19, 2001, Archer-Daniels-Midland Company announced its results for the second quarter ended December 31, 2000.


Item 7. Financial Statements and Exhibits.

        The following information follows or is attached hereto as an exhibit:

        (a)    Financial Statements of the registrant: Not required.

        (b)    Pro Forma Financial Information of registrant: Not required.

        (c)    Exhibits

        99.1   Press Release dated January 19, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ARCHER-DANIELS-MIDLAND COMPANY


Date:  February 1, 2001                      /s/ D.J. Smith
                                            ------------------------------------
                                                 D.J. Smith
                                                 Vice President, Secretary and
                                                 General Counsel





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                                  EXHIBIT INDEX

                                                                      Method
Exhibit              Description                                    of Filing
-------              -----------                                    ----------
                                                                       Filed
99.1    Press Release dated January 19, 2001 .................... Electronically